Scudder International Growth
Fund

Supplement to Prospectus
Dated June 29, 1998

The following text replaces the information for Scudder International Growth Fund in the section entitled "Shareholder benefits -- A team approach to investing" on page 18.

Joan Gregory, Portfolio Manager, joined Scudder International Growth Fund team on March 1, 1999. Ms. Gregory joined the Adviser in 1992 as a portfolio manager. She has 10 years of experience in international investing. She shares the responsibility for the Fund's day-to-day management and investment strategy with Portfolio Managers Theresa Gusman and Tara Kenney.

Theresa Gusman joined the Adviser in 1995 after three years as a Pacific Basin analyst. Ms. Gusman has 14 years of experience in international investments.

Tara C. Kenney joined the Adviser in 1995 and has over 10 years of financial industry experience. Ms Kenney was a vice president of corporate finance for an investment banking firm for seven years, and most recently, a portfolio manager for two years.



March 15, 1999